Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash and cash equivalents	$ 745,544	$ 718,049	$ 276,002
Restricted cash - current portion	10,645	9,768	8,856
Restricted cash - non-current portion	69,015	83,741	68,670
Total cash, cash equivalents and restricted cash	$ 825,204	$ 811,558	$ 353,528